                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                        ABINGTON COMMUNITY BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)   Title of each class of securities to which transaction applies:

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     (2)   Aggregate number of securities to which transaction applies:

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     (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)   Proposed maximum aggregate value of transaction:

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     (5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount previously paid:

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     (2)   Form, schedule or registration statement no.:

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     (3)   Filing party:

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     (4)   Date filed:

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

                     [ABINGTON COMMUNITY BANCORP, INC. LOGO]




                                                                    May 12, 2005

Dear Shareholder:

        You are cordially invited to attend the first Annual Meeting of Shareholders of Abington Community Bancorp, Inc. The meeting will be held at the Huntingdon Valley Country Club located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania 19006, on Thursday, June 23, 2005 at 10:30 a.m., Eastern Daylight Time.

        At the Annual Meeting, you will be asked to elect two (2) directors for a three-year term, adopt our 2005 Stock Option Plan, adopt our 2005 Recognition and Retention Plan and Trust Agreement and ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2005. Each of these matters is more fully described in the accompanying materials.

        It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person at the Annual Meeting, but will ensure that your vote is counted if you are unable to attend.

        Your continued support of Abington Community Bancorp, Inc. is sincerely appreciated.

                                        Very truly yours,

                                        /s/ Robert W. White

                                        Robert W. White
                                        CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE
                                        OFFICER

                        ABINGTON COMMUNITY BANCORP, INC.
                                180 OLD YORK ROAD
                         JENKINTOWN, PENNSYLVANIA 19046
                                 (215) 886-8280

                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 23, 2005

                              --------------------

        Our first Annual Meeting of Shareholders will be held at the Huntingdon Valley Country Club located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania, on Thursday, June 23, 2005 at 10:30 a.m., Eastern Daylight Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

        (1) To elect two (2) directors for a three-year term, and until their successors are elected and qualified;

        (2)     To consider and approve the adoption of the 2005 Stock Option
                Plan;

        (3) To consider and approve the adoption of the 2005 Recognition and Retention Plan and Trust Agreement;

        (4) To ratify the appointment by our Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005; and

        (5) To transact such other business as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

        Our shareholders of record as of the close of business on April 26, 2005, the voting record date, are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

                                              By Order of the Board of Directors

                                              /s/ Edward W. Gormley
                                              Edward W. Gormley
                                              CORPORATE SECRETARY
Jenkintown, Pennsylvania
May 12, 2005

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE OF THE PROXY. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE REGISTERED IN THE NAME OF A BROKER OR OTHER NOMINEE, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            PAGE

About the Annual Meeting of Shareholders....................................   1
Information with Respect to Nominees for Director, Continuing
  Directors and Executive Officers..........................................   3
     Election of Directors..................................................   3
     Members of the Board of Directors Continuing in Office.................   4
     Executive Officers Who Are Not Directors...............................   5
     Committees and Meetings of the Board or Directors......................   5
     Directors Attendance at Annual Meetings................................   6
     Director Nominations...................................................   7
     Director Compensation..................................................   7
     Code of Conduct and Ethics.............................................   7
     Compensation Committee Interlocks and Insider Participation............   8
Management Compensation.....................................................   9
     Summary Compensation Table.............................................   9
     Employment Agreements..................................................   9
     Benefit Plans..........................................................  11
     Equity Compensation Plan Information...................................  11
     Indebtedness of Management and Related Party Transactions..............  11
Report of the Compensation Committee........................................  12
Beneficial Ownership of Common Stock by Certain Beneficial Owners and
  Management................................................................  13
     Section 16(a) Beneficial Ownership Reporting Compliance................  14
Proposal to Adopt the 2005 Stock Option Plan................................  14
     General................................................................  14
     Description of the Option Plan.........................................  15
Proposal to Adopt the 2005 Recognition and Retention Plan and
     Trust Agreement........................................................  18
     General................................................................  18
     Description of the Recognition Plan....................................  18
Ratification of Appointment of Independent Registered Public
     Accounting Firm........................................................  22
     Audit Fees.............................................................  22
Report of the Audit Committee...............................................  23
Shareholder Proposals, Nominations and Communications with the Board of Directors...........................................................  24
Annual Reports..............................................................  25
Other Matters...............................................................  25

Appendix A - Audit Committee Charter........................................ A-1
Appendix B - 2005 Stock Option Plan......................................... B-1
Appendix C - 2005 Recognition and Retention Plan and Trust Agreement........ C-1

                        ABINGTON COMMUNITY BANCORP, INC.
                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------
                    ABOUT THE ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

        This Proxy Statement is furnished to holders of common stock of Abington Community Bancorp, Inc., the mid-tier holding company of Abington Bank. On December 16, 2004, we completed the reorganization of Abington Bank from the mutual to stock form and the organization of Abington Community Bancorp, Inc. as the mid-tier holding company for Abington Bank. We are soliciting proxies on behalf of our Board of Directors to be used at the Annual Meeting of Shareholders to be held at the Huntingdon Valley Country Club located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania, on Thursday, June 23, 2005 at 10:30 a.m., Eastern Daylight Time, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders. This Proxy Statement is first being mailed to shareholders on or about May 12, 2005.

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

        At our Annual Meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including the election of directors, approval of the 2005 Stock Option Plan, approval of the 2005 Recognition and Retention Plan and Trust Agreement and ratification of our independent registered public accounting firm. In addition, management will report on the performance of Abington Community Bancorp and respond to questions from shareholders.

WHO IS ENTITLED TO VOTE?

        Only our shareholders of record as of the close of business on the record date for the meeting, April 26, 2005, are entitled to vote at the meeting. On the record date, we had 15,870,000 shares of common stock issued and outstanding and no other class of equity securities outstanding, which includes 8,728,500 shares of common stock held by Abington Mutual Holding Company. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

HOW DO I SUBMIT MY PROXY?

        After you have carefully read this Proxy Statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the Annual Meeting.

IF MY SHARES ARE HELD IN "STREET" NAME BY MY BROKER, COULD MY BROKER AUTOMATICALLY VOTE MY SHARES FOR ME?

        No. Your broker will not be able to vote your shares on the 2005 Stock Option Plan or 2005 Recognition Plan without instructions from you. You should use the proxy form provided by the institution that holds your shares to instruct your broker to vote your shares. Your broker may vote in his or her discretion on the election of directors and ratification of the independent registered public accounting firm if you do not furnish instructions.

CAN I ATTEND THE MEETING AND VOTE MY SHARES IN PERSON?

        Yes. All shareholders are invited to attend the Annual Meeting. Shareholders of record can vote in person at the Annual Meeting. If your shares are held in "street" name, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the Annual Meeting.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

        Yes. If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

        o First, you may send a written notice to our Corporate Secretary, Mr. Edward W. Gormley, Abington Community Bancorp, Inc., 180 Old York Road, Jenkintown, Pennsylvania 19046, stating that you would like to revoke your proxy.

        o Second, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

        o Third, you may attend the Annual Meeting and vote in person. Any earlier proxy will be revoked. However, attending the Annual Meeting without voting in person will not revoke your proxy.

        If your shares are held in "street" name and you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

WHAT CONSTITUTES A QUORUM?

        The presence at the meeting, in person or by proxy, of the holders of a majority of votes that all shareholders are entitled to cast on a particular matter will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

WHAT ARE THE BOARD OF DIRECTORS' RECOMMENDATIONS?

        The recommendations of the Board of Directors are set forth under the description of each proposal in this Proxy Statement. In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein, FOR the adoption of the 2005 Stock Option Plan, FOR the adoption of the 2005 Recognition and Retention Plan and Trust Agreement and FOR ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005.

        The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

        The election of directors will be determined by a plurality of the votes cast at the Annual Meeting. The two nominees for director receiving the most "for" votes will be elected. Under the regulations of the Federal Deposit Insurance Corporation, approval of the adoption of the 2005 Stock Option Plan and the 2005 Recognition Plan requires the affirmative vote of a majority of the total votes eligible to be cast at the Annual Meeting, other than the shares held by Abington Mutual Holding Company. The ratification of the appointment of our independent registered public accounting firm and any other proposal will require the affirmative vote of a majority of the votes cast on the proposal.

        If you do not vote or if you abstain, it will have the effect of a vote against the proposals to adopt the 2005 Stock Option Plan and the 2005 Recognition Plan. Broker non-votes also will have the effect of a vote against the 2005 Stock Option Plan and 2005 Recognition Plan. Under the Pennsylvania Business Corporation Law, an abstention or broker non-vote is not counted as a vote cast and accordingly, will have no effect on the vote to elect directors and ratify the appointment of our independent registered public accounting firm.

WHOM SHOULD I CALL WITH QUESTIONS?

        You should call our proxy solicitor, Georgeson Shareholder Communications, Inc., at 1-800-280-0738.

--------------------------------------------------------------------------------
          INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING
                        DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

ELECTION OF DIRECTORS

        Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The directors are elected by our shareholders for staggered terms and until their successors are elected and qualified. No director is related to any other director or executive officer by first cousin or closer.

        At this first Annual Meeting, you will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2008 and until their successors are elected and qualified. Shareholders of Abington Community Bancorp are not permitted to use cumulative voting for the election of directors. Each nominee currently serves as a director of Abington Community Bancorp and of Abington Bank.

        Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

        The following tables present information concerning the nominees for director and each director whose term continues, all of whom also serve as directors of Abington Bank. Ages are reflected as of April 26, 2005. Where applicable, service as a director includes service as a director of Abington Bank.


          NOMINEES FOR DIRECTOR FOR A THREE-YEAR TERM EXPIRING IN 2008


                                           PRINCIPAL OCCUPATION DURING THE PAST FIVE              DIRECTOR
        NAME                 AGE                  YEARS/PUBLIC DIRECTORSHIPS                        SINCE
--------------------------  -----  ------------------------------------------------------------- -----------
Jane Margraff Kieser          69    Retired. Formerly, Senior Vice President, Operations and         2002
                                    Human Resources, Abington Bank from 1980 to December 2001.

Robert W. White               60    Chairman of the Board, President and Chief Executive             1977
                                    Officer of Abington Community Bancorp since June 2004;
                                    Chairman of the Board and Chief Executive Officer of
                                    Abington Bank since 1995 and President since 1991.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTION OF THE
                             NOMINEES FOR DIRECTOR.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

                      DIRECTORS WHOSE TERM EXPIRES IN 2006


                                           PRINCIPAL OCCUPATION DURING THE PAST FIVE              DIRECTOR
        NAME                 AGE                  YEARS/PUBLIC DIRECTORSHIPS                        SINCE
--------------------------  -----  ------------------------------------------------------------- -----------
Michael F. Czerwonka, III     51    Partner, Fitzpatrick & Czerwonka, an accounting firm,            1998
                                    Abington, Pennsylvania, since 1988 and Treasurer of
                                    Abington School District, Abington, Pennsylvania from July
                                    2004 to June 2005.  Mr. Czerwonka is a member of the
                                    American Institute of Certified Public Accountants and the
                                    Pennsylvania Institute of Certified Public Accountants.

Robert J. Pannepacker, Sr.    56    President, Penny's Flowers, a florist in Glenside,               1991
                                    Pennsylvania since 1966.


                      DIRECTORS WHOSE TERM EXPIRES IN 2007

                                           PRINCIPAL OCCUPATION DURING THE PAST FIVE              DIRECTOR
        NAME                 AGE                  YEARS/PUBLIC DIRECTORSHIPS                        SINCE
--------------------------  -----  ------------------------------------------------------------- -----------
A. Stuard Graham, Jr.         73    President, Hardy Graham, Inc., a design engineering firm         1967
                                    located in North Wales, Pennsylvania since 1988.

Joseph B. McHugh              70    Owner, Joseph B. McHugh, P.E., mechanical engineer               1991
                                    consulting, Jenkintown, Pennsylvania, since May 1999;
                                    prior thereto, Owner and Chief Executive Officer of McHugh
                                    Services Co. Inc., Oreland, Pennsylvania.

     In addition to the above directors, Messrs. Harold N. Grier and Baron Rowland serve as directors emeritus of Abington Community Bancorp and Abington Bank.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     Set forth below is information with respect to the principal occupations during the last five years for the three executive officers of Abington Community Bancorp who do not also serve as directors. Ages are reflected as of April 26, 2005.

        NAME                 AGE              PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
--------------------------  -----  --------------------------------------------------------------------------
Edward W. Gormley             55    Senior Vice President and Corporate Secretary of Abington Community
                                    Bancorp since June 2004; Senior Vice President of Abington Bank since
                                    1997 and Secretary of Abington Bank since 1985.

Frank Kovalcheck              47    Senior Vice President of Abington Community Bancorp since June 2004;
                                    Senior Vice President of Abington Bank since June 2001; prior thereto,
                                    Senior Vice President and Assistant Secretary, First Federal Savings and
                                    Loan Association of Bucks County, Bristol, Pennsylvania from June 1976 to June 2001.

Jack J. Sandoski              61    Senior Vice President and Chief Financial Officer of Abington Community
                                    Bancorp since June 2004; Senior Vice President of Abington Bank since
                                    1997 and Chief Financial Officer and Treasurer since 1988.

     In accordance with Abington Community Bancorp's Bylaws, our executive officers are elected annually and hold office until their respective successors have been elected and qualified or until death, resignation or removal by the Board of Directors.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors of Abington Community Bancorp has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Members of the

Board also serve on committees of Abington Bank. Abington Community Bancorp has not paid separate compensation to its directors.

     During the fiscal year ended December 31, 2004, the Board of Directors of Abington Community Bancorp met five times. No director of Abington Community Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he/she has served as a director and the total number of meetings held by all committees of the Board on which he/she served. A majority of our directors are independent directors as defined in the Nasdaq listing standards. The Board of Directors has determined that Messrs. Czerwonka, Graham, McHugh and Pannepacker and, as of January 2005, Ms. Margraff Kieser are independent directors.

     AUDIT COMMITTEE. The Audit Committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Form 10-K and monitors Abington Community Bancorp's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is currently comprised of three directors, all of whom are independent directors as defined in the Nasdaq's listing standards. The current members of the Audit Committee are Directors McHugh, Pannepacker and Czerwonka, who is Chairman. Mr. Czerwonka is a certified public accountant and partner in the accounting firm of Fitzpatrick & Czerwonka and has been designated as our Audit Committee Financial Expert by the Board of Directors. The Audit Committee of Abington Community Bancorp did not meet in 2004; and the Audit Committee of Abington Bank met six times in 2004. In July 2004, the Board of Directors of Abington Community Bancorp adopted an Audit Committee Charter which is attached hereto as Appendix A.

     NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. Abington Community Bancorp established a Nominating and Corporate Governance Committee in 2005 for the purpose of nominating directors for election at this Annual Meeting. The current members of the Nominating and Corporate Governance Committee are Directors Margraff Kieser, Graham and Pannepacker who is Chairman. The Nominating and Corporate Governance Committee met once in 2005 to consider director nominations and recommended nominees to the full Board of Directors for this Annual Meeting. The Nominating and Corporate Governance Committee members are independent directors, as defined in the Nasdaq listing standards. The committee's charter is available by request on our website at www.abingtonbank.com.

     COMPENSATION COMMITTEE. It is the responsibility of the Compensation Committee of Abington Community Bancorp to set the compensation of Abington Community Bancorp's Chief Executive Officer and Chief Financial Officer. In connection with the recently completed reorganization of Abington Bank, we executed employment agreements with each of Messrs. Sandoski, Kovalcheck and Gormley, described below under "Management Compensation - Employment Agreements." The Compensation Committee of Abington Community Bancorp did not meet in fiscal 2004. The Compensation Committee of Abington Bank met twice in fiscal 2004. The current members of the Compensation Committee are Directors Graham, Margraff Kieser, and Pannepacker, who is Chairman, each of whom is an independent director as defined in the Nasdaq listing standards.

DIRECTORS ATTENDANCE AT ANNUAL MEETINGS

     Directors are expected to attend the Annual Meeting absent a valid reason for not doing so. We expect that a Board meeting will typically be scheduled in conjunction with our Annual Meetings of shareholders, as is the case for this first Annual Meeting of Abington Community Bancorp.

DIRECTOR NOMINATIONS

     In July 2004, the Board of Directors of Abington Community Bancorp adopted a written charter of the Nominating and Corporate Governance Committee, a copy of which you may request on our website at www.abingtonbank.com. The Charter sets forth certain criteria the committee may consider when recommending individuals for nomination including: ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors. In addition, our Bylaws provide that no person 75 years of age or older is eligible for nomination to the Board of Directors. The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and shareholders. Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under "Shareholder Proposals, Nominations and Communications with the Board of Directors" at page 24.

DIRECTOR COMPENSATION

     Directors of Abington Community Bancorp are not compensated separately by Abington Community Bancorp. The directors of Abington Community Bancorp also serve as directors of Abington Bank and are compensated by Abington Bank for such service. Members of Abington Bank's Board of Directors received $1,250 per meeting attended and a $10,000 annual retainer for fiscal 2004. For fiscal 2005, such fees have increased to $1,300 per meeting and a $10,400 retainer. The Secretary of the Audit Committee received an additional $100 per quarter for preparation of the minutes. Board fees are subject to periodic adjustment by the Board of Directors.

     We maintain a Deferred Compensation Plan for our Board of Directors whereby directors may elect to defer a portion of their board fees until the earlier of retirement, termination of service or death. For the year ended December 31, 2004, we recognized $32,000 in expense for the Board of Directors Deferred Compensation Plan. We also maintain a board Retirement Plan. Pursuant to the board's Retirement Plan, upon retirement at age 75, directors will receive an annual benefit equal to 75% of the director fees paid in the year of retirement for a period of 10 years. For the year ended December 31, 2004, we recognized $82,000 in expense for the board's Retirement Plan.

CODE OF CONDUCT AND ETHICS

     Abington Community Bancorp maintains a comprehensive Code of Conduct and Ethics which covers all directors, officers and employees of Abington Community Bancorp and its subsidiaries. The Code of Conduct and Ethics requires that our directors, officers and employees avoid conflicts of interest; maintain the confidentiality of information relating to Abington Community Bancorp and its customers; engage in transactions in the common stock only in compliance with applicable laws and regulations and the requirements set forth in the Code of Conduct and Ethics; and comply with other requirements which are intended to ensure that they conduct business in an honest and ethical manner and otherwise act with integrity and in the best interest of Abington Community Bancorp. Our Code of Conduct specifically imposes standards of conduct on our chief executive officer, chief financial officer, principal accounting officer and other persons with financial reporting responsibilities which are identified in a regulation issued by the SEC dealing with corporate codes of conduct.

     Our directors, officers and employees are required to affirm in writing that they have reviewed and understand the Code of Conduct and Ethics. A copy of our Code of Conduct was attached as Exhibit 14.0 to our Form 10-K for the year ended December 31, 2004. We will disclose on our Internet website at www.abingtonbank.com, to the extent and in the manner permitted by Item 5.05 of Form 8-K, the nature of any amendment to this Code of Ethics (other than technical, administrative, or other non-substantive amendments), our approval of any material departure from a provision of this Code of Ethics, and our failure to take action within a reasonable period of time regarding any material departure from a provision of this Code of Ethics that has been made known to any of our executive officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Determinations regarding compensation of Abington Community Bancorp's President and Chief Executive Officer and our Senior Vice President, Chief Financial Officer and Treasurer are reviewed by Abington Community Bancorp's Compensation Committee. Ms. Margraff Kieser and Messrs. Graham and Pannepacker, who is Chairman, serve as members of the Compensation Committee.

     No person who served as a member of the Compensation Committee during 2004 was a current or former officer or employee of Abington Community Bancorp or Abington Bank or engaged in certain transactions with Abington Community Bancorp or Abington Bank required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee "interlocks" during 2004, which generally means that no executive officer of Abington Community Bancorp served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee of Abington Community Bancorp.

--------------------------------------------------------------------------------
                             MANAGEMENT COMPENSATION
--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

     The following table sets forth a summary of certain information concerning the compensation paid by Abington Bank, including amounts deferred to future periods by the officers, for services rendered in all capacities during the fiscal years ended December 31, 2004 and 2003, to the President and Chief Executive Officer and the three executive officers of Abington Bank whose salary plus bonus exceeded $100,000.

                                                      ANNUAL COMPENSATION(1)
                                         FISCAL      -------------------------           ALL OTHER
     NAME AND PRINCIPAL POSITION          YEAR        SALARY            BONUS         COMPENSATION(2)
--------------------------------------  --------     --------          -------      -------------------
Robert W. White, Chairman of the          2004       $252,500          $66,715           $90,641(3)
  Board, President and                    2003        230,000           50,047            95,368(3)
  Chief Executive Officer
Jack J. Sandoski, Senior Vice             2004        124,334           45,357            43,954(4)
  President, Chief Financial Officer      2003        115,000           30,023            43,884(4)
  and Treasurer
Edward W. Gormley, Senior Vice            2004        124,334           33,357            43,509(4)
  President  and Secretary                2003        115,000           30,023            43,884(4)
Frank Kovalcheck, Senior Vice             2004        103,344           27,519            30,597(4)
  President                               2003         94,000           24,906            30,865(4)

---------------------

(1) Abington Bank provides various miscellaneous benefits to the named executive officers. The costs of providing such benefits to the named executive officers did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each of such individuals.

(2) Amounts paid during 2004 include Abington Bank's contributions under our 401(k) Plan in the amounts of $24,000, $12,433, $11,988 and $10,304 to the accounts of Messrs. White, Sandoski, Gormley and Kovalcheck, respectively, imputed income resulting from premiums paid by Abington Bank with respect to split dollar life insurance purchased for Messrs. White, Sandoski and Gormley in the amounts of $16,000, $8,000 and $8,000, respectively, and amounts contributed to the Executive Deferred Compensation Plan accounts of Messrs. White, Sandoski, Gormley and Kovalcheck in the amounts of $36,891, $18,446, $18,446 and $15,218, respectively.

(3) Includes for Mr. White an aggregate of $13,750 and $24,400 paid in 2004 and 2003, respectively, as Board retainer and Board meeting fees. Commencing July 1, 2004, Mr. White no longer receives the Board retainer or Board fees.

(4) Includes fees of $5,075 and $8,400 paid to each of Messrs. Gormley, Sandoski and Kovalcheck for attendance at Abington Bank's Board of Trustees meetings held in 2004 and 2003, respectively. Commencing July 1, 2004, such officers no longer receives fees for attending Board meetings.

EMPLOYMENT AGREEMENTS

        We entered into an employment agreement with Mr. White effective January 24, 2002, which provides for a three-year term which is extended on a daily basis, unless either Abington Bank or Mr. White gives written notice of non-renewal. Mr. White's contract has been reviewed and updated on an annual basis. Mr. White's base salary for 2004 was $252,500. In addition to the base salary, Mr. White's employment agreement provides for, among other things, discretionary bonuses, participation in retirement and executive benefit plans, and other fringe benefits applicable to executive personnel.

Abington Bank's Board of Directors may terminate Mr. White's employment agreement at any time, but any termination, other than termination for "cause" (as defined in the agreement) will not prejudice Mr. White's right to compensation or other benefits for the remainder of the term under his agreement. In the event of termination for cause, Mr. White has no right to receive compensation or other benefits, for any period after termination for cause with the exception of vested benefits under Abington Bank's benefit plans or policies and incentive plans for the benefit of the executive. In the event Mr. White terminates his employment for "good reason" (as defined in the agreement), Mr. White would be entitled to receive (1) a cash amount equal to the remaining salary and other compensation he would otherwise be entitled to receive under the agreement over the next three years; (2) on retirement, his full pension and retirement benefits and (3) for a four-year period following termination, participation in all employee benefit plans and programs in which he was entitled to participate provided his continued participation is permissible. In the event Mr. White's employment is terminated upon a change-in-control (as defined in the agreement) or within 12 months, he will be entitled to a payment equal to 2.99 times his "base amount," as defined in
Section 280G of the Internal Revenue Code. Mr. White's employment agreement also provides for certain salary continuation benefits in the event of his death during the term as well as certain benefits in the event of disability.

        Abington Bank also has entered into employment agreements with Messrs. Gormley, Sandoski and Kovalcheck. The employment agreements have a term of three years. The term will be extended annually thereafter unless either we or the executive give notice at least 30 days prior to the annual anniversary date that the agreement shall not be extended. Under the terms of the employment agreements, the executives receive an initial annual base salary which shall be reviewed from time to time by the Board of Directors. The executives are entitled to participate in our benefit plans and programs and receive reimbursement for reasonable business expenses. Each of the employment agreements is terminable with or without cause by Abington Bank. The executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination by the executive without good cause (as defined in the agreement) or termination by Abington Bank for cause, disability, retirement or death. In the event that (1) the executive terminates his employment because of failure to comply with any material provision of the employment agreement by Abington Bank or (2) the employment agreement is terminated by Abington Bank other than for cause disability, retirement or death, the executive will be entitled to the payment of one times his base salary as cash severance and the maintenance for one year, or until the executive's full time employment, of participation in all employee benefit plans in which the executive was entitled to participate or similar plans, programs or arrangements if his continued participation is not permissible. In the event that the executive's employment is terminated in connection with a change in control, as defined, for other than cause, disability, retirement or death or the executive terminates his employment as a result of certain adverse actions which are taken with respect to the executive's employment following a change in control, as defined, the executive will be entitled to a cash severance amount equal to three times their base salary and the maintenance, as described above, of the employee benefit plans for three years or until the executive's full-time employment with another employer that provides similar benefits. Benefits under the employment agreements will be reduced to the extent necessary to ensure that the executives do not receive any "parachute payment" as such term is defined under Section 280G of the Internal Revenue Code.

        Although the above-described existing and proposed employment agreements could increase the cost of any acquisition of control of Abington Community Bancorp, we do not believe that the terms thereof would have a significant anti-takeover effect.

BENEFIT PLANS

        SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. Abington Bank maintains a Supplemental Executive Retirement Plan for selected executive officers. Currently, Messrs. White, Gormley, Kovalcheck and Sandoski participate in the Supplemental Executive Retirement Plan. The Supplemental Retirement Plan provides the participants with a ten-year benefit upon retirement at age 65 or older in an amount equal to 50% of the executive's average base compensation, as defined, for the highest three calendar years during the 10 years immediately preceding retirement. For the year ended December 31, 2004, we recognized $255,000 in expense for the Supplemental Executive Retirement Plan.

        EXECUTIVE DEFERRED COMPENSATION PLAN. Abington Bank maintains an Executive Deferred Compensation Plan for selected executive officers. Currently, Messrs. White, Gormley, Kovalcheck and Sandoski participate in the Executive Deferred Compensation Plan. In addition, director Jane Margraff Kieser maintains an account in the Executive Deferred Compensation Plan with respect to amounts accumulated when she was an executive officer of Abington Bank. Under the terms of the Executive Deferred Compensation Plan, the Board of Directors may elect to contribute to the plan such amounts from Abington Bank's profits as the Board may determine on an annual basis. Contributions made by Abington Bank are allocated to a participant's individual account in the proportion which the base salary of each plan participant bears to the aggregate base salary of all plan participants. The participant maintains an account in the Executive Deferred Compensation Plan until the earlier of retirement, termination of employment or death. For the year ended December 31, 2004, we recognized $127,000 in expense for the Executive Deferred Compensation Plan.

EQUITY COMPENSATION PLAN INFORMATION

        As of December 31, 2004, Abington Community Bancorp did not have any equity compensation plans.

INDEBTEDNESS OF MANAGEMENT AND RELATED PARTY TRANSACTIONS

        In accordance with applicable federal laws and regulations, Abington Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

--------------------------------------------------------------------------------
                      REPORT OF THE COMPENSATION COMMITTEE
--------------------------------------------------------------------------------

        The Compensation Committee of the Board of Directors of Abington Community Bancorp is responsible for developing compensation policies and for setting the compensation for the Chief Executive Officer and Chief Financial Officer as well as Abington Community Bancorp's other senior executive officers. These executive officers of Abington Community Bancorp, who hold identical positions with Abington Bank, do not receive additional compensation for service as officers of Abington Community Bancorp.

        The Compensation Committee of the Board is comprised entirely of independent directors as defined by the Nasdaq's listing standards. During the year ended December 31, 2004, the Compensation Committee of Abington Community Bancorp did not meet. In January 2005, the Compensation Committee reviewed and approved the employment agreements with each of Messrs. Sandoski, Kovalcheck and Gormley (which had been disclosed in the context of Abington Bank's reorganization to the mutual holding company form). Mr. White's employment agreement with Abington Bank was also reviewed in January 2005.

        As a result of the reorganization, the Compensation Committee will look to use various stock plans, in particular, the 2005 Stock Option Plan and the 2005 Recognition and Retention Plan and Trust Agreement being presented to shareholders at the Annual Meeting, to provide long-term incentive structures to align the executive officers' interests with those of shareholders and provide economic rewards commensurate with executive officers' performance.

                                        MEMBERS OF THE COMPENSATION COMMITTEE

                                        Robert J. Pannepacker, Sr., Chairman
                                        A. Stuard Graham, Jr.
                                        Jane Margraff Kieser

--------------------------------------------------------------------------------
                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------------------------

        The following table sets forth as of April 26, 2005, the voting record date, certain information as to the common stock beneficially owned by (a) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (b) the directors of Abington Community Bancorp, (c) certain executive officers of Abington Community Bancorp named in the Summary Compensation Table; and (d) all directors and executive officers of Abington Community Bancorp as a group.

                                            AMOUNT AND NATURE
            NAME OF BENEFICIAL                OF BENEFICIAL
            OWNER OR NUMBER OF               OWNERSHIP AS OF      PERCENT OF
             PERSONS IN GROUP               APRIL 26, 2005(1)    COMMON STOCK
----------------------------------------  --------------------- --------------
Abington Mutual Holding Company                 8,728,500            55.0%
   180 York Road
   Jenkintown, Pennsylvania 19046

Directors:
   Michael F. Czerwonka, III                       29,450(2)          *
   A. Stuard Graham, Jr.                               --             *
   Jane Margraff Kieser                            35,500(3)          *
   Joseph B. McHugh                                52,133(4)          *
   Robert J. Pannepacker, Sr.                      52,000(5)          *
   Robert W. White                                 62,100(6)          *

Other Executive Officers:
   Edward W. Gormley                               56,000(7)          *
   Frank Kovalcheck                                34,887(8)          *
   Jack J. Sandoski                                50,000(9)          *

All Directors and Executive Officers
  as a Group (9 persons)                          372,070             2.3%
---------------------

*       Represents less than 1% of our outstanding common stock.

(1) Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Includes 9,000 shares held jointly with Mr. Czerwonka's spouse, 4,450 shares held in Mr. Czerwonka's individual retirement account and 16,000 shares held by Fitzpatrick & Czerwonka, an accounting firm in which Mr. Czerwonka is a partner.

                                        (FOOTNOTES CONTINUED ON FOLLOWING PAGE.)

---------------------

(3) Includes 10,500 shares held in a Deferred Compensation Plan over which Ms. Kieser disclaims ownership.

(4)     The 52,133 shares are held jointly with Mr. McHugh's spouse.

(5) Includes 25,000 shares held by Mr. Pannepacker's spouse and 2,000 shares held by Penny's Flowers, Inc., a corporation of which Mr. Pannepacker is a 50% owner, and over which he disclaims beneficial ownership except with respect to his pecuniary interest therein.

(6) Includes 14,600 shares held in the Abington Bank 401(k) Plan and 47,500 shares held in a Deferred Compensation Plan over which Mr. White disclaims beneficial ownership.

(7) Includes 33,900 shares held in Abington Bank's 401(k) Plan and 22,100 shares held in a Deferred Compensation Plan over which Mr. Gormley disclaims beneficial ownership.

(8) Includes 7,680 shares held jointly with Mr. Kovalcheck's spouse, 9,807 shares held by Mr. Kovalcheck's spouse, 6,000 shares held in the Abington Bank 401(k) Plan and 4,900 shares held in a Deferred Compensation Plan over which Mr. Kovalcheck disclaims beneficial ownership.

(9) Includes 30,000 shares held in Abington Bank's 401(k) Plan and 20,000 shares held in a Deferred Compensation Plan over which Mr. Sandoski disclaims beneficial ownership.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Abington Community Bancorp's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Other than Abington Mutual Holding Company, which owns 55% of our outstanding common stock, we know of no person who owns 10% or more of Abington Community Bancorp's common stock.

        Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended December 31, 2004, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

--------------------------------------------------------------------------------
                  PROPOSAL TO ADOPT THE 2005 STOCK OPTION PLAN
--------------------------------------------------------------------------------

GENERAL

        On April 6, 2005, the Board of Directors adopted the 2005 Stock Option Plan (the "Option Plan") which is designed to attract and retain qualified officers, employees and non-employee directors, provide officers, employees and non-employee directors with a proprietary interest in Abington Community Bancorp as an incentive to contribute to our success and reward officers, employees and non-employee directors for outstanding performance. The Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code and non-qualified or compensatory stock options (the incentive stock options and the non-qualified (compensatory) options are together called, the "options"). Options will be available for grant to officers, employees and directors of Abington Community Bancorp and any subsidiary except that non-employee directors will be eligible to receive only awards of non-qualified options. The Board of Directors believes that the Option Plan is in the best interest of Abington Community Bancorp and our shareholders. If shareholder approval is obtained, options to acquire shares of common stock will be awarded to officers, employees and non-employee directors of Abington Community Bancorp and Abington Bank with an exercise price equal to the fair market value of the common stock on the date of grant.

DESCRIPTION OF THE OPTION PLAN

        The following description of the Option Plan is a summary of its terms and is qualified in its entirety by reference to the Option Plan, a copy of which is attached hereto as Appendix B.

        ADMINISTRATION. The Option Plan will be administered and interpreted by a committee of the Board of Directors that is currently comprised of Ms. Margraff Kieser and Messrs. Graham and Pannepacker, who is chairman.

        NUMBER OF SHARES COVERED BY THE STOCK OPTION PLAN. A total of 714,150 shares of common stock have been reserved for future issuance pursuant to the Option Plan which is equal to 10% of the shares of common stock sold in the reorganization, not including shares contributed to Abington Mutual Holding Company. The Option Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Option Plan, respectively. Option grants made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Option Plan. In the event of a stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of common stock under the Option Plan, the number of shares to which any option grant relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding or such capital adjustment.

        STOCK OPTIONS. Under the Option Plan, the Board of Directors or the committee will determine which employees, including officers, and non-employee directors (including advisory or emeritus directors) will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of common stock. Under the Option Plan, the per share exercise price of both an incentive and a compensatory stock option must at least equal the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to individuals who beneficially own 10% or more of Abington Community Bancorp common stock).

        Options will generally become vested and exercisable at the rate of 20% per year over five years, commencing one year from the date of grant. The right to exercise will be cumulative. However, no vesting may occur on or after a participant's employment or service with Abington Community Bancorp or any of our subsidiaries is terminated for any reason other than his death or disability. Unless the committee or Board of Directors specifies otherwise at the time an option is granted, all options granted to participants will become vested and exercisable in full on the date an optionee terminates his employment or service with Abington Community Bancorp or a subsidiary company because of his death or disability or as of the effective date of a change in control.

        Each stock option or portion thereof will be exercisable at any time on or after it vests and is exercisable until the earlier of either: (1) ten years after its date of grant or (2) six months after the date on which the optionee's employment or service terminates, unless extended by the committee or the Board of Directors for a period of up to three years from such termination. Unless stated otherwise at the time an option is granted, (a) if an optionee terminates his employment or service with Abington Community Bancorp or a subsidiary company as a result of disability or retirement without having fully exercised his options, the optionee will have three years following his termination due to disability or retirement to exercise such options, and (b) if an optionee terminates his employment or service with Abington Community Bancorp following a change in control of Abington Community Bancorp without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate will have the right to exercise such options during the one year period following his death. In no event may any option be exercisable more than ten years from the date it was granted.

        Stock options generally are non-transferable except by will or the laws of descent and distribution, and during an optionee's lifetime, may be exercisable only by the optionee or his guardian or legal representative. However, an optionee who holds non-qualified options may transfer such options to his or her immediate family, including the optionee's spouse, children, step children, parents, grandchildren and great grandchildren, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred will be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

        Payment for shares purchased upon the exercise of options may be made
(a) in cash or by check, (b) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to Abington Community Bancorp the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations or (c) if permitted by the committee or the Board of Directors, by delivering shares of common stock (including shares acquired pursuant to the previous exercise of an option) with a fair market value equal to the total purchase price of the shares being acquired pursuant to the option, by withholding some of the shares of common stock which are being purchased upon exercise of an option, or any combination of the foregoing. With respect to subclause (c) in the preceding sentence, the shares of common stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by Abington Community Bancorp pursuant to a plan thereof, in each case more than six months prior to the exercise date of the option.

        TERM OF THE STOCK OPTION PLAN. Unless sooner terminated, the Option Plan shall continue in effect for a period of ten years from April 6, 2005 assuming approval of the Option Plan by our shareholders. Termination of the Option Plan shall not affect any previously granted options.

        FEDERAL INCOME TAX CONSEQUENCES. Under current provisions of the Internal Revenue Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. Regarding incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to Abington Community Bancorp at any time as a result of such grant or exercise. An optionee, however, may be subject to the alternative minimum tax upon exercise of an incentive stock option. With respect to compensatory stock options, the difference between the fair market value of the shares on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and Abington Community Bancorp will be entitled to a deduction in the amount of income so recognized by the optionee.

        Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers ("covered executives"). Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for compensation to qualify for this exception: (a) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (b) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (c) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to, and approved by, shareholders in a separate vote prior to payment; and (d) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied (the "certification requirement").

        Treasury regulations provide that compensation attributable to a compensatory stock option is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if:
(a) the grant is made by a compensation committee consisting solely of two or more outside directors, as defined; (b) the plan under which the option right is granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee; (c) under the terms of the option, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant; and (d) the stock option plan is disclosed to and subsequently approved by the shareholders. The certification requirement is not necessary if these other requirements are satisfied.

        The Option Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code and, as a result, we believe that compensation attributable to stock options granted under the Stock Option Plan in accordance with the foregoing requirements will be fully deductible under
Section 162(m) of the Internal Revenue Code. The Board of Directors believes that the likelihood of any impact on Abington Community Bancorp from the deduction limitation contained in Section 162(m) of the Internal Revenue Code is remote at this time.

        The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

        ACCOUNTING TREATMENT. The Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation, as amended," which established financial accounting and reporting standards for stock-based employee compensation plans. At this time, SFAS No. 123 permits companies to either use a fair value method as defined by SFAS No. 123 or, alternatively, the intrinsic value method for accounting for an employee stock option or similar equity instrument under APB Opinion No. 25, "Accounting for Stock Issued to Employees." Effective in the first quarter of fiscal 2006, Abington Community Bancorp will be required under SFAS No. 123 (revised 2004) "Share-Based Payment" ("SFAS No. 123(R)"), to record as a charge to earnings the fair value of options granted under the Option Plan. The number of outstanding options also will be a factor in determining Abington Community Bancorp's earnings per share on a fully-diluted basis.

        SHAREHOLDER APPROVAL. No options will be granted under the Option Plan unless the Option Plan is approved by shareholders. Shareholder approval of the Option Plan will also satisfy The Nasdaq Stock Market(R) listing and federal tax requirements.

        OPTIONS TO BE GRANTED. The Board of Directors of Abington Community Bancorp adopted the Option Plan, and the committee established thereunder intends to meet promptly after approval by shareholders to determine the specific terms of options, including the allocation of options to executive officers, employees and non-employee directors of Abington Community Bancorp and Abington Bank. At the present time, no specific determination has been made as to allocation of grants. The committee is also considering awarding options to certain non-executive officers and employees of Abington Bank.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ADOPTION OF THE 2005
                               STOCK OPTION PLAN.

--------------------------------------------------------------------------------
                   PROPOSAL TO ADOPT THE 2005 RECOGNITION AND
                       RETENTION PLAN AND TRUST AGREEMENT
--------------------------------------------------------------------------------

GENERAL

        On April 6, 2005, the Board of Directors adopted the 2005 Recognition and Retention Plan and Trust Agreement, the objective of which is to enable Abington Community Bancorp to provide officers, employees and non-employee directors of Abington Community Bancorp and Abington Bank with a proprietary interest in Abington Community Bancorp and as an incentive to contribute to its success. Officers, employees and non-employee directors of Abington Community Bancorp and Abington Bank who are selected by the Board of Directors of Abington Community Bancorp or members of a committee appointed by the Board will be eligible to receive benefits under the Recognition Plan. If shareholder approval is obtained, shares will be granted to officers, employees and non-employee directors as determined by the committee or the Board of Directors.

DESCRIPTION OF THE RECOGNITION PLAN

        The following description of the Recognition Plan is a summary of its terms and is qualified in its entirety by reference to the Recognition Plan, a copy of which is attached hereto as Appendix C.

        ADMINISTRATION. A committee of the Board of Directors of Abington Community Bancorp will administer the Recognition Plan, which currently consists of Ms. Margraff Kieser and Messrs. Graham and Pannepacker, who is chairman. The members of the committee also serve as initial trustees of the trust established pursuant to the Recognition Plan.

        NUMBER OF SHARES COVERED BY THE RECOGNITION PLAN. Upon shareholder approval of the Recognition Plan, Abington Community Bancorp will contribute sufficient funds to the Recognition Plan Trust so that the Trust can purchase a number of shares of common stock equal to 4% of the common stock sold in the reorganization, not including shares contributed to Abington Mutual Holding Company, or 285,660 shares. It is currently anticipated that these shares will be acquired through open market purchases to the extent available, although Abington Community Bancorp reserves the right to issue previously unissued shares or treasury shares to the Recognition Plan. The issuance of new shares by Abington Community Bancorp would be dilutive to the voting rights of existing shareholders and to Abington Community Bancorp's book value per share and earnings per share.

        GRANTS. Shares of common stock granted pursuant to the Recognition Plan will be in the form of restricted stock generally payable over a five-year period at a rate of 20% per year, beginning one year from the anniversary date of the grant. A recipient will be entitled to all shareholder rights with respect to shares which have been earned and distributed under the Recognition Plan. However, until such shares have been earned and distributed, they may not be sold, assigned, pledged or otherwise disposed of and are required to be held in the Trust. In addition, any cash dividends or stock dividends declared in respect of unvested share awards will be held by the Trust for the benefit of the recipients of such plan share awards and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the recipients thereof as soon as practicable after the plan share awards do become earned.

        If a recipient terminates employment or service with Abington Community Bancorp for reasons other than death or disability, the recipient will forfeit all rights to the allocated shares under restriction. All shares subject to an award held by a recipient whose employment or service with Abington Community Bancorp or any subsidiary terminates due to death or disability shall be deemed earned as of the recipient's last day of employment or service with Abington Community Bancorp or any subsidiary and shall be distributed as soon as practicable thereafter. In the event of a change in control of Abington Community Bancorp, all shares subject to an award shall be deemed earned as of the effective date of such change in control.

        PERFORMANCE SHARE AWARDS. The Recognition Plan provides the committee with the ability to condition or restrict the vesting or exercisability of any Recognition Plan award upon the achievement of performance targets or goals as set forth under the Recognition Plan. Any Recognition Plan award subject to such conditions or restrictions is considered to be a "Performance Share Award." Subject to the express provisions of the Recognition Plan and as discussed in this paragraph, the committee has discretion to determine the terms of any Performance Share Award, including the amount of the award, or a formula for determining such, the performance criteria and level of achievement related to these criteria which determine the amount of the award granted, issued, retainable and/or vested, the period as to which performance shall be measured for determining achievement of performance (a "performance period"), the timing of delivery of any awards earned, forfeiture provisions, the effect of termination of timing of delivery of any awards earned, forfeiture provisions, the effect of termination of employment for various reasons, and such further terms and conditions, in each case not inconsistent with the Recognition Plan, as may be determined from time to time by the committee. Each Performance Share Award shall be granted and administered to comply with the requirements of
Section 162(m) of the Internal Revenue Code. Accordingly, the performance criteria upon which Performance Share Awards are granted, issued, retained and/or vested shall be a measure based on one or more Performance Goals (as defined below). Notwithstanding satisfaction of any Performance Goals, the number of shares granted, issued, retainable and/or vested under a Performance Share Award may be reduced or eliminated, but not increased, by the committee on the basis of such further considerations as the committee in its sole discretion shall determine.

        Subject to shareholder approval of the Recognition Plan, the Performance Goals for any Performance Share Award shall be based upon any one or more of the following performance criteria, either individually, alternatively or any combination, applied to either Abington Community Bancorp as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as preestablished by the committee under the terms of the Performance Share Award: net income, as adjusted for non-recurring items; cash earnings; earnings per share; cash earnings per share; return on average equity; return on average assets; assets; stock price; total shareholder return; capital; net interest income; market share; cost control or efficiency ratio; and asset growth. To the extent the committee considers granting a Performance Share Award, it may engage outside compensation consultants to assist it in establishing such performance-based targets.

        FEDERAL INCOME TAX CONSEQUENCES. Pursuant to Section 83 of the Internal Revenue Code, recipients of Recognition Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the shares vest. A recipient of a Recognition Plan award may elect to accelerate the recognition of income with respect to his or her grant to the time when shares of common stock are first issued to him or her, notwithstanding the vesting schedule of such awards. Abington Community Bancorp will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition Plan awards in the year in which such amounts are included in income.

        Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its covered executives. Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for compensation to qualify for this exception: (a) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (b) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (c) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by shareholders in a separate vote prior to payment; and (d) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied.

        The Recognition Plan, with respect to Performance Share Awards, has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code and, as a result, we believe that compensation attributable to Performance Share Awards granted under the Recognition Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Internal Revenue Code. The Board of Directors believes that the likelihood of any impact on Abington Community Bancorp from the deduction limitation contained in Section 162(m) of the Internal Revenue Code is remote at this time.

        The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

        ACCOUNTING TREATMENT. For a discussion of SFAS No. 123 and SFAS No 123(R), see "Proposal to Adopt the 2005 Stock Option Plan - Description of the Stock Option Plan - Accounting Treatment." Abington Community Bancorp will recognize a compensation expense as shares of common stock granted pursuant to the Recognition Plan vest. The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the common stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes. The vesting of plan share awards will have the effect of increasing Abington Community Bancorp's compensation expense and will be a factor in determining Abington Community Bancorp's earnings per share on a fully-diluted basis.

        SHAREHOLDER APPROVAL. No awards will be granted under the Recognition Plan unless the Recognition Plan is approved by our shareholders. Shareholder approval of the Recognition Plan will also satisfy The Nasdaq Stock Market(R) listing requirements.

        SHARES TO BE GRANTED. The Board of Directors of Abington Community Bancorp adopted the Recognition Plan and the committee established thereunder intends to grant shares to executive officers, employees and non-employee directors of Abington Community Bancorp and Abington Bank. The Recognition Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Recognition Plan, respectively. Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Recognition Plan. Although, the committee expects to act promptly after receipt of shareholder approval to issue awards under the Recognition Plan, the timing of any such grants, the individual recipients and the specific amounts of such grants have not been determined.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ADOPTION OF THE
            2005 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT.

--------------------------------------------------------------------------------
                         RATIFICATION OF APPOINTMENT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

        The Audit Committee of the Board of Directors of Abington Community Bancorp has appointed Deloitte & Touche LLP, an independent registered public accounting firm, to perform the audit of our financial statements for the year ending December 31, 2005, and further directed that the selection of Deloitte & Touche LLP be submitted for ratification by the shareholders at the Annual Meeting.

        We have been advised by Deloitte & Touche LLP that neither that firm nor any of its associates has any relationship with Abington Community Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and clients. Deloitte & Touche LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

        In determining whether to appoint Deloitte & Touche LLP as our independent registered public accounting firm, our Audit Committee considered whether the provision of services, other than auditing services, by Deloitte & Touche LLP is compatible with maintaining the auditors' independence. In addition to performing auditing services as well as reviewing Abington Community Bancorp's public filings, our auditors performed tax-related services, including the completion of Abington Community Bancorp's corporate tax returns, in fiscal 2004. The Audit Committee believes that Deloitte & Touche LLP's performance of these other services is compatible with maintaining the auditor's independence.

   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE
        APPOINTMENT OF DELOITTE & TOUCHE LLP FOR THE FISCAL YEAR ENDING
                               DECEMBER 31, 2005.

AUDIT FEES

        The following table sets forth the aggregate fees paid by us to Deloitte & Touche LLP for professional services rendered in connection with the audit of Abington Community Bancorp's consolidated financial statements for 2004 and 2003, as well as the fees paid by us to Deloitte & Touche LLP for audit-related and other services rendered by Deloitte & Touche LLP to us during 2004 and 2003.

                                                  YEAR ENDED DECEMBER 31,
                                                ----------------------------
                                                    2004            2003
                                                ------------    ------------
Audit fees (1)...............................     $147,375        $ 80,850
Audit-related fees (2).......................      326,905              --
Tax fees ....................................       24,000          20,000
All other fees...............................           --              --
                                                  --------        --------
         Total...............................     $498,280        $100,850
                                                  ========        ========
---------------------
(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2) Audit-related fees primarily consist of fees incurred in connection with review of registration statements in connection with the reorganization of Abington Bank during 2004.

        The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Abington Community Bancorp. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

        Each new engagement of Deloitte & Touche LLP was approved in advance by the Audit Committee and none of those engagements made use of the DE MINIMIS exception to pre-approval contained in the Securities and Exchange Commission's rules.

--------------------------------------------------------------------------------
                         REPORT OF THE AUDIT COMMITTEE
--------------------------------------------------------------------------------

        The functions of the Abington Community Bancorp Audit Committee include the following: performing all duties assigned by the Board of Directors; selecting our independent registered public accounting firm; reviewing with Abington Community Bancorp's management and our independent registered public accounting firm the financial statements issued by Abington Community Bancorp and Abington Bank pursuant to federal regulatory requirements; meeting with the independent registered public accounting firm to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates; assessments as to the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses; and assessing compliance with laws and regulations and overseeing the internal audit function.

        The Audit Committee has reviewed and discussed Abington Community Bancorp's audited financial statements with management. The Audit Committee has discussed with Abington Community Bancorp's independent registered public accounting firm, Deloitte & Touche LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with Deloitte & Touche LLP, the independent registered public accounting firm's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Abington Community Bancorp's Annual Report on Form 10-K for fiscal year 2004 for filing with the Securities and Exchange Commission.

                                        MEMBERS OF THE AUDIT COMMITTEE


                                        Michael F. Czerwonka, III, Chairman
                                        Joseph B. McHugh
                                        Robert John Pannepacker, Sr.

--------------------------------------------------------------------------------
              SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS
                           WITH THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

        SHAREHOLDER PROPOSALS. Any proposal which a shareholder wishes to have included in the proxy materials of Abington Community Bancorp relating to the next annual meeting of shareholders of Abington Community Bancorp, which is currently expected to be held in May 2006, must be received at the principal executive offices of Abington Community Bancorp, Inc., 180 Old York Road, Jenkintown, Pennsylvania, 19046, Attention: Edward W. Gormley, Corporate Secretary, no later than January 12, 2006. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the Proxy Statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

        Shareholder proposals which are not submitted for inclusion in Abington Community Bancorp's proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Section 2.10 of Abington Community Bancorp's Bylaws. Notice of the proposal must also be given in writing and delivered to, or mailed and received at, our principal executive offices by January 12, 2006. The notice must include the information required by Section 2.10 of our Bylaws.

        SHAREHOLDER NOMINATIONS. Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or the Nominating Committee thereof, shall be made by a shareholder who has complied with the notice provisions in the Bylaws. Written notice of a shareholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders. For our annual meeting in 2006, this notice must be received by January 12, 2006. Each written notice of a shareholder nomination is required to set forth certain information specified in Section 3.12 of Abington Community Bancorp's Bylaws. We did not receive any shareholder nominations with respect to this Annual Meeting.

        OTHER SHAREHOLDER COMMUNICATIONS. Our Board of Directors has adopted a formal process by which shareholders may communicate with the Board. Shareholders who wish to communicate with our Board of Directors may do so by sending written communications addressed to the Board of Directors of Abington Community Bancorp, Inc., c/o Edward W. Gormley, Corporate Secretary, 180 Old York Road, Jenkintown, Pennsylvania, 19046.

--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
--------------------------------------------------------------------------------

        A copy of our Annual Report to Shareholders for the year ended December 31, 2004 accompanies this Proxy Statement. Such report is not part of the proxy solicitation materials.

        UPON RECEIPT OF A WRITTEN REQUEST WE WILL FURNISH TO ANY SHAREHOLDER WITHOUT CHARGE A COPY ABINGTON COMMUNITY BANCORP'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2004. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO MR. EDWARD W. GORMLEY, CORPORATE SECRETARY, ABINGTON COMMUNITY BANCORP, 180 OLD YORK ROAD, JENKINTOWN, PENNSYLVANIA 19046. THE FORM 10-K IS NOT A PART OF THE PROXY SOLICITATION MATERIALS.

--------------------------------------------------------------------------------
                                 OTHER MATTERS
--------------------------------------------------------------------------------

        Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

        The cost of the solicitation of proxies will be borne by Abington Community Bancorp. Abington Community Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Abington Community Bancorp's common stock. In addition to solicitations by mail, directors, officers and employees of Abington Community Bancorp may solicit proxies personally or by telephone without additional compensation. We have also engaged Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. Such firm will be paid a fee of $7,500.00, plus reimbursement of out-of-pocket expenses.

                                                                      APPENDIX A

                        ABINGTON COMMUNITY BANCORP, INC.

                             AUDIT COMMITTEE CHARTER
                              (AS OF JULY 21, 2004)

I.      AUDIT COMMITTEE PURPOSE

        The Audit Committee is appointed by the Board of Directors (the "Board") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

        o Appoint the Company's independent registered public accounting firm.

        o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, legal, and regulatory compliance as prepared by management and reviewed by the Company's independent registered public accounting firm.

        o Monitor the qualifications, independence, and performance of the Company's independent registered public accounting firm and internal auditing department.

        o Provide an avenue of communication among the Company's independent registered public accounting firm, management, the internal auditing department, and the Board.

        The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it shall have direct access to the Company's independent registered public accounting firm as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, independent counsel and other advisers or experts as it deems necessary to carry out its duties.

        The Audit Committee shall be directly responsible for appointing, determining compensation of, and overseeing the Company's independent registered public accounting firm in accordance with Section 301 of the Sarbanes Oxley Act of 2002 (the "Act") and section 10A(m)2 of the Securities Exchange Act of 1934 as amended (the "Exchange Act").

II.     AUDIT COMMITTEE COMPOSITION AND MEETINGS

        Audit Committee members shall meet the applicable requirements of the Securities and Exchange Commission ("SEC") and the NASDAQ Stock Market (the "Nasdaq"). The Audit Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall be independent, as such term is defined in the rules of the SEC and the Nasdaq, free from any relationship that would interfere with the exercise of his or her independent judgment. In order to maintain independent judgment, Audit Committee members are prohibited from receiving any consulting, advisory, or other compensatory fee from the Company or any parent or subsidiary, other than payment for Board or committee service. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements at the time of their appointment. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, in accordance with applicable Nasdaq Marketplace Rules.

        Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

        The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the Company's independent registered public accounting firm, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent registered public accounting firm no less than quarterly to review the Company's financial statements and significant findings based upon the limited review procedures conducted by the Company's independent registered public accounting firm. In addition, the Committee Chair or another member of the Committee selected thereby should review the Company's earnings releases with management and the independent registered public accounting firm prior to their release. The Committee shall maintain written minutes of its meetings, which will be filed with the minutes of the Board.

III.    AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

REVIEW PROCEDURES

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval. Have the charter published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements and unaudited interim financial statements including disclosures within "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing or distribution. Review should include discussion with management and the independent registered public accounting firm of significant issues regarding accounting principles including critical accounting policies, practices, and judgments.

3. In consultation with the management, the independent registered public accounting firm, and the internal auditor, consider significant financial risk exposures, including the effect of the regulatory and accounting initiatives, as well as off balance sheet structures, on the financial statements and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent registered public accounting firm and the internal auditing department together with management's responses.

4. Review with management and the independent registered public accounting firm the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution of the Quarterly Report on Form 10-Q. Review with the Company's independent registered public accounting firm the results of such firm's review of the Company's quarterly financial statements and draft quarterly report on Form 10-Q.

        The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

5. Review disclosures made by the CEO and the CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company's internal controls.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

6. The Audit Committee shall be directly responsible for the appointment, compensation, oversight of the work, evaluation, and termination of the Company's independent registered public accounting firm (subject, if applicable, to shareholder ratification). The independent registered public accounting firm shall report directly to the Audit Committee and the Audit Committee will be responsible for the resolution of any disagreements between management and the independent auditor regarding financial reporting. The Audit Committee shall also review the independence of the registered public accounting firm.

7. All auditing services and all non audit services, which are not prohibited by law, shall be pre approved by the Audit Committee pursuant to such processes as are determined to be advisable.

        EXCEPTION - The pre approval requirement set forth in the first sentence above, shall not be applicable with respect to the provision of non audit services, if:

                (i) the aggregate amount of all such non audit services provided to the Company constitutes not more than five percent of the total amount paid by the Company to its independent registered public accounting firm during the calendar year in which the non audit services are provided;

                (ii) such services were not recognized by the Company at the time of the engagement to be non audit services; and

                (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

        DELEGATION - The Committee may delegate to one or more designated members of the Committee the authority to grant required pre approvals. The decisions of any member to whom authority is delegated under this paragraph to pre approve an activity under this subsection shall be presented to the full Committee at its next scheduled meeting.

        The pre approval policies and procedures will be disclosed in the Company's proxy statements and annual reports in the manner directed by the regulations of the SEC or the Rules of the Nasdaq, as applicable.

8. On an annual basis, review and discuss with the independent registered public accounting firm all significant relationships they have with the Company that could impair such firm's independence. Consider whether the provision of any non audit services by the independent registered public accounting firm is compatible with maintaining the auditor's independence.

9. Review the independent registered public accounting firm's audit plan including discussions of audit scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

10. Prior to releasing the year end earnings, discuss the results of the audit with the independent registered public accounting firm including any audit problems or difficulties and management's responses. Discuss any matters required to be communicated to audit committees in accordance with AICPA SAS No. 61 (as amended by SAS No. 90) and obtain the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1.

11. Consider the independent registered public accounting firm's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting. Prior to releasing the year end earnings, obtain a report from the independent registered public accounting firm containing (a) all critical accounting policies used by the Company, (b) alternative accounting treatments that have been discussed with management and the potential ramifications of using those alternatives, and (c) other written communications provided by the independent registered public accounting firm to management, e.g., a management letter and schedule of unadjusted registered public accounting firm differences.

12. Ensure no former upper level employees of the independent registered public accounting firm who could influence the independent registered public accounting firm serve in an accounting role or financial reporting oversight role of the Company, as such terms are defined by the regulation.

13. Inquire of the independent registered public accounting firm whether any member of the audit engagement team received bonuses or incentive compensation based on the sale of non audit products or services to the Company, which is prohibited by the Act and the provisions of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") and the regulations promulgated there under.

14. Review the audit engagement team to determine appropriate qualifications as well as to determine whether any members would be disqualified under the independence provisions of the Exchange Act and the regulations promulgated thereunder, including, but not limited to, Regulation S-X of the SEC.

15. Ensure that the Company provides the required proxy statement and annual report disclosure of the fees paid to the independent registered public accounting firm.

INTERNAL AUDIT DEPARTMENT

16.     Review the annual internal audit plan and recommend any changes.

17. Review the activities, organizational structure, and qualifications of the internal audit department, as needed.

18. The Director of Internal Audit and Compliance reports to the Audit Committee, which is responsible for the appointment, performance, evaluation, termination and re assignment of this position.

19. Review significant reports prepared by the internal audit department together with management's responses and follow up to these reports.

OTHER AUDIT COMMITTEE RESPONSIBILITIES

20. Annually prepare a report to shareholders as required by the SEC. The report must be included in the Company's annual proxy statement. The Audit Committee will also make a specific recommendation, disclosed in the proxy statement, whether or not the Company's audited financial statements should be included in the Company's annual report to shareholders.

21. Establish procedures for the receipt, retention, and treatment of internal and external complaints received by the Company regarding accounting, internal accounting controls, or auditing matters. In establishing such procedures, the Committee must provide for the ability of the Company's employees to submit by confidential, anonymous submission any concerns regarding questionable accounting or auditing matters.

22. Review and approve all related party transactions, as described in Item 404 of Regulation S-K of the SEC's rules (e.g. Company transactions with any director or executive officer of the Company or any Company security holder with more than five percent of the voting securities, including immediate family members or associates or affiliates of any of the above).

23. Perform any other activities consistent with this Charter, the Company's Articles of Incorporation and Bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

24. Review the process for communicating and compliance with the Company's "Code of Conduct" to all employees as detailed in the employee manual. This "Code" also includes the "Whistleblower Procedures - Procedures for Reporting Illegal or Unethical Behavior," which details procedures for reporting violations of the Code of Conduct.

25. Review with management, the internal auditor, and the independent registered public accounting firm the adequacy of the Company's internal controls.

26. Review with management the scope and results of management's evaluation of disclosure controls and assessment of internal controls over financial reporting including the related certifications to be included in the Company's periodic reports filed with the SEC.

27. Review with the Company's independent registered public accounting firm the scope and results of their review of management's assessment of internal controls over financial reporting.

                                                                      APPENDIX B

                        ABINGTON COMMUNITY BANCORP, INC.
                             2005 STOCK OPTION PLAN

                                    ARTICLE I
                            ESTABLISHMENT OF THE PLAN

        Abington Community Bancorp, Inc. (the "Corporation") hereby establishes this 2005 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                               PURPOSE OF THE PLAN

        The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees and Non-Employee Directors for outstanding performance. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind. Each recipient of an Option hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Option hereunder.

                                   ARTICLE III
                                   DEFINITIONS

        The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

        3.01 "Advisory Director" means a person appointed to serve as an advisory or emeritus director by the Board of either the Corporation or the Bank or the successors thereto.

        3.02 "Bank" means Abington Savings Bank (which operates under the name "Abington Bank"), the wholly owned subsidiary of the Corporation.

        3.03 "Beneficiary" means the person or persons designated by an Optionee to receive any benefits payable under the Plan in the event of such Optionee's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Optionee's surviving spouse, if any, or if none, his or her estate.

        3.04    "Board" means the Board of Directors of the Corporation.

        3.05 "Change in Control of the Corporation" shall mean the occurrence of any of the following events:

                (i) approval by the shareholders of the Corporation of a transaction that would result and does result in the reorganization, merger or consolidation of the Corporation, with one or more other persons, other than a transaction following which:

                        (A) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Corporation; and

                        (B) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Corporation;

                (ii) the acquisition of all or substantially all of the assets of the Corporation or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of the Corporation entitled to vote generally in the election of directors by any person, other than Abington Mutual Holding Company, the parent mutual holding company of the Corporation (the "MHC"), or by any persons acting in concert, or approval by the shareholders of the Corporation of any transaction which would result in such an acquisition;

                (iii) a complete liquidation or dissolution of the Corporation or the Bank, or approval by the shareholders of the Corporation of a plan for such liquidation or dissolution;

                (iv) the occurrence of any event if, immediately following such event, members of the Board of Directors of the Corporation who belong to any of the following groups do not aggregate at least a majority of the Board of Directors of the Corporation:

                        (A) individuals who were members of the Board of Directors of the Corporation on the Effective Date of this Plan; or

                        (B) individuals who first became members of the Board of Directors of the Corporation after the Effective Date of this Plan either:

                                (1) upon election to serve as a member of the Board of Directors of the Corporation by the affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first election; or

                                (2) upon election by the shareholders of the Board of Directors of the Corporation to serve as a member of the Board of Directors of the Corporation, but only if nominated for election by the affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first nomination;

        PROVIDED THAT such individual's election or nomination did not result from an actual or threatened election contest or other actual or threatened solicitation of proxies or consents other than by or on behalf of the Board of the Directors of the Corporation; or

                (v)     any event which would be described in Section 3.05(i),
        (ii), (iii) or (iv) if the term "Bank" were substituted for the term "Corporation" therein and the term "Board of Directors of the Bank" were substituted for the term "Board of Directors of the Corporation" therein.

In no event, however, shall a Change in Control of the Corporation be deemed to have occurred as a result of a second step conversion of the Corporation or any acquisition of securities or assets of the Corporation, the Bank or a subsidiary of either of them, by the Corporation, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this Section 3.04, the term "person" shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

        3.06    "Code" means the Internal Revenue Code of 1986, as amended.

        3.07 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof, each of whom shall be a Non-Employee Director (i) as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto, (ii) within the meaning of Section 162(m) of the Code or any successor thereto and (iii) shall be independent as defined by the Marketplace Rules of the Nasdaq Stock Market.

        3.08 "Common Stock" means shares of the common stock, $0.01 par value per share, of the Corporation.

        3.09 "Director" means a member of the Board of Directors of the Corporation or a Subsidiary Corporation or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

        3.10 "Disability" means any physical or mental impairment which (i) qualifies an Optionee for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or (ii) if no such plan applies, would qualify such Optionee for disability benefits under the long-term disability plan maintained by the Corporation, if such individual were covered by that plan, as determined in the sole discretion of the Committee.

        3.11 "Effective Date" means the date upon which the Board adopts this Plan.

        3.12 "Employee" means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

        3.13 "Employer Group" means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

        3.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        3.15 "Exercise Price" means the price at which a share of Common Stock may be purchased by an Optionee pursuant to an Option.

        3.16 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Option is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

        3.17    "FDIC" means the Federal Deposit Insurance Corporation.

        3.18 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

        3.19 "Non-Employee Director" means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director of the Board of the Corporation and/or any Subsidiary Company, or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director or Advisory Director, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

        3.20 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

        3.21 "Offering" means the offering of Common Stock to the public completed during 2004 in connection with the mutual holding company reorganization of the Bank and the issuance of the capital stock of the Bank to the Corporation.

        3.22 "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

        3.23 "Option" means a right granted under this Plan to purchase Common Stock.

        3.24 "Optionee" means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

        3.25    "Retirement" means:

        (a) A termination of employment which constitutes a "retirement" at the "normal retirement age" or later under the Abington Bank 401(k) Plan or such other qualified pension benefit plan maintained by the Corporation or a Subsidiary Company as may be designated by the Board or the Committee, or, if no such plan is applicable, which would constitute "retirement" under the Abington Bank 401(k) Plan, if such individual were a participant in that plan, provided, however, that the provisions of this subsection (a) will not apply as long as an Optionee continues to serve as a Non-Employee Director, including service as an Advisory Director.

        (b) With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto (including service as an Advisory Director to the Corporation or any Subsidiary Company) after reaching normal retirement age as established by the Company.

        3.26 "Stock Option Agreement" means the written agreement setting forth the number of shares subject to the Option, the exercise price thereof, designating the Option as an Incentive Stock Option or a Non-Qualified Option and such other terms of the Option as the Committee shall deem appropriate.

        3.27 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 424(f) of the Code, at the time of granting of the Option in question.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

        4.01 DUTIES OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) address matters regarding the satisfaction of an Optionee's tax withholding obligation pursuant to Section
12.02 hereof, (ii) to the extent permissible by applicable law and regulation, include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Option, if applicable, from securities brokers and dealers, and (iii) subject to any legal or regulatory restrictions or limitations, include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Option shall be final and binding in the absence of action by the Board.

        4.02 APPOINTMENT AND OPERATION OF THE COMMITTEE. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. In addition, each member of the Committee shall be an (i) "outside director" within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations and (ii) an "independent director" as such term is defined in Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

        4.03 REVOCATION FOR MISCONDUCT. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation or Bylaws or the Bank's Articles of Incorporation and Bylaws or the constituent documents of such other Subsidiary Company on whose board he serves shall terminate as of the effective date of such removal.

        4.04 LIMITATION ON LIABILITY. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Options granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

        4.05 COMPLIANCE WITH LAW AND REGULATIONS. All Options granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any Federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

        4.06 RESTRICTIONS ON TRANSFER. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Option granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

                                    ARTICLE V
                                   ELIGIBILITY

        Options may be granted to such Employees or Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Options may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Non-Qualified Options.

                                   ARTICLE VI
                        COMMON STOCK COVERED BY THE PLAN

        6.01 OPTION SHARES. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in
Article IX, shall be 714,150. None of such shares shall be the subject of more than one Option at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Options had been previously granted with respect to such shares. During the time this Plan remains in effect, the aggregate grants of Options to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock initially available under the Plan, respectively. Options granted to Non-Employee Directors in the aggregate may not exceed 30% of the number of shares initially available under this Plan.

        6.02 SOURCE OF SHARES. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

                                   ARTICLE VII
                                DETERMINATION OF
                         OPTIONS, NUMBER OF SHARES, ETC.

        The Board or the Committee shall, in its discretion, determine from time to time which Employees or Non-Employee Directors will be granted Options under the Plan, the number of shares of Common Stock subject to each Option, and whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation and such other factors as the Board or the Committee shall deem relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Options to be granted to him or her.

                                  ARTICLE VIII
                                     OPTIONS

        Each Option granted hereunder shall be on the following terms and conditions:

        8.01 STOCK OPTION AGREEMENT. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

        8.02    OPTION EXERCISE PRICE.

        (a) INCENTIVE STOCK OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b).

        (b) NON-QUALIFIED OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted.

        8.03    VESTING AND EXERCISE OF OPTIONS.

        (a) GENERAL RULES. Incentive Stock Options and Non-Qualified Options shall become vested and exercisable at a rate no more rapid than 20% per year, commencing one year from the date of grant as shall be determined by the Committee and the right to exercise shall be cumulative. Notwithstanding the foregoing, except as provided in Section 8.03(b) hereof, no vesting shall occur on or after an Employee's employment and/or service as a Non-Employee Director (which, for purposes hereof, shall include service as an Advisory Director) with the Corporation or any of the Subsidiary Companies is terminated. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and deemed vested on the final date of vesting.

        (b) ACCELERATED VESTING. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) because of his death or Disability (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director (including for purposes hereof service as an Advisory Director) of at least one member of the Employer Group). Furthermore, notwithstanding the general rule contained in Section 8.03(a), all Options granted under this Plan shall become vested and exercisable in full as of the effective date of a Change in Control.

        8.04    DURATION OF OPTIONS.

        (a) GENERAL RULE. Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to Employees and Non-Employee Directors shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the Optionee ceases to be employed (or in the service of the Board of Directors) by the Corporation and all Subsidiary Companies, unless the Board of Directors or the Committee in its discretion decides at the time of grant to extend such period of exercise to a period not exceeding three (3) years. In the event an Incentive Stock Option is not exercised within 90 days of the effective date of termination of Optionee's status as an Employee, the tax treatment accorded Incentive Stock Options by the Code may not be available. In addition, the accelerated vesting of Incentive Stock Options provided by Section 8.03(b) may result in all or a portion of such Incentive Stock Options no longer qualifying as Incentive Stock Options. Notwithstanding anything herein to the contrary, all executive officers and directors of the Corporation must either exercise or forfeit any Options granted hereunder in the event that the Bank becomes critically undercapitalized (as defined in 12 C.F.R. ss. 325.103 or any successor thereto), is subject to FDIC enforcement action or receives a capital directive from the FDIC under 12 C.F.R.
Part 325.

        (b) EXCEPTION FOR TERMINATION DUE TO DISABILITY, RETIREMENT, CHANGE IN CONTROL OR DEATH. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options, and (ii) if a Non-Employee Director terminates his service as a director (including service as an Advisory Director) with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options.

        Subject to the provisions of Article IX hereof, unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control of the Corporation without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten
(10) year term of the Option from the date of grant.

        If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

        In no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted.

        8.05 NONASSIGNABILITY. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his immediate family or to a duly established trust for the benefit of one or more of these individuals. For purposes hereof, "immediate family" includes but is not necessarily limited to, the Participant's spouse, children (including step children), parents, grandchildren and great grandchildren. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this
Section 8.05. Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

        8.06 MANNER OF EXERCISE. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

        8.07 PAYMENT FOR SHARES. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, or (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the previous exercise of an Option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing. With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been
(x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof more than six months prior to the exercise date of the Option.

        8.08 VOTING AND DIVIDEND RIGHTS. No Optionee shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's shareholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

        8.09 ADDITIONAL TERMS APPLICABLE TO INCENTIVE STOCK OPTIONS. All Options issued under the Plan which are designated as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

        (a) AMOUNT LIMITATION. Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

        (b) LIMITATION ON TEN PERCENT SHAREHOLDERS. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to shareholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section
8.03 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

        (c) NOTICE OF DISPOSITION; WITHHOLDING; ESCROW. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any minimum withholding requirements of Federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

                                   ARTICLE IX
                         ADJUSTMENTS FOR CAPITAL CHANGES

        The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Option relates, the maximum number of shares that can be covered by Options to each Employee, each Non-Employee Director and Non-Employee Directors as a group and the exercise price per share of Common Stock under any Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Option shall be converted, subject to the conditions herein stated, into the right to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionee would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options. Notwithstanding any provision to the contrary herein, the term of any Option granted hereunder and the property which the Optionee shall receive upon the exercise or termination thereof shall be subject to and be governed by the provisions regarding the treatment of any such Options set forth in a definitive agreement with respect to any of the aforementioned transactions entered into by the Corporation to the extent any such Option remains outstanding and unexercised upon consummation of the transactions contemplated by such definitive agreement. In addition, notwithstanding any provision to the contrary, the exercise price of shares subject to outstanding Options may be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders, providing that the adjustment to the per share exercise price shall satisfy the criteria set forth in Emerging Issues Task Force 90-9 (or any successor thereto) so that the adjustments do not result in compensation expense, and provided further that if such adjustment with respect to Incentive Stock Options would be treated as a modification of the outstanding Incentive Stock Options with the effect that, for purposes of Sections 422 and 425(h) of the Code, and the rules and regulations promulgated thereunder, new Incentive Stock Options would be deemed to be granted, then no adjustment to the per share exercise price of outstanding stock options shall be made.

                                    ARTICLE X
                      AMENDMENT AND TERMINATION OF THE PLAN

        The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Options have not been -granted, subject to regulations of the FDIC and any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Option, alter or impair any Option previously granted or awarded under this Plan except as provided by Article IX hereof or except as specifically authorized herein.

        Notwithstanding anything to the contrary herein, in no event shall the Board of Directors without shareholder approval amend the Plan or shall the Board of Directors or the Committee amend an Option in any manner that effectively allows the repricing of any Option previously granted under the Plan either through a reduction in the Exercise Price or through the cancellation and regrant of a new Option in exchange for the cancelled Option (except as permitted pursuant to Article IX in connection with a change in the Corporation's capitalization).

                                   ARTICLE XI
                                EMPLOYMENT RIGHTS

        Neither the Plan nor the grant of any Options hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director of the Corporation or a Subsidiary Company to continue in such capacity.

                                   ARTICLE XII
                                   WITHHOLDING

        12.01 TAX WITHHOLDING. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable minimum withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Option. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in
Section 8.09(c).

        12.02 METHODS OF TAX WITHHOLDING. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Option and/or by the Optionee's delivery of previously owned shares of Common Stock or other property.

                                  ARTICLE XIII
                        EFFECTIVE DATE OF THE PLAN; TERM

        13.01 EFFECTIVE DATE OF THE PLAN. This Plan shall become effective on the Effective Date, and Options may be granted hereunder no earlier than the date this Plan is approved by shareholders and no later than the termination of the Plan, provided this Plan is approved by shareholders of the Corporation pursuant to Article XIV hereof.

        13.02 TERM OF PLAN. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Options previously granted and such Options shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms or the terms hereof expire or are forfeited.

                                  ARTICLE XIV
                              SHAREHOLDER APPROVAL

        The Corporation shall submit this Plan to shareholders for approval at a meeting of shareholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder, (ii) Section 162(m) of the Code and regulations thereunder, and (iii) the Nasdaq Stock Market for continued quotation of the Common Stock on the Nasdaq National Market. In addition to any other shareholder approvals that may be deemed necessary or appropriate by the Corporation, this Plan is subject to approval by a majority of the total votes eligible to be cast by shareholders other than the MHC.

                                   ARTICLE XV
                                  MISCELLANEOUS

        15.01 GOVERNING LAW. To the extent not governed by Federal law, this Plan shall be construed under the laws of the Commonwealth of Pennsylvania.

                                                                      APPENDIX C

                        ABINGTON COMMUNITY BANCORP, INC.

             2005 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT


                                    ARTICLE I
                       ESTABLISHMENT OF THE PLAN AND TRUST

        1.01 Abington Community Bancorp, Inc. (the "Corporation") hereby establishes the 2005 Recognition and Retention Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this 2005 Recognition and Retention Plan and Trust Agreement (the "Agreement").

        1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                               PURPOSE OF THE PLAN

        The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and the Subsidiary Companies and as an incentive to make such contributions in the future. Each Recipient of a Plan Share Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of a Plan Share Award hereunder.

                                   ARTICLE III
                                   DEFINITIONS

        The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

        3.01 "Advisory Director" means a person appointed to serve as an advisory or emeritus director by the Board of either the Corporation or the Bank or the successors thereto.

        3.02 "Bank" means Abington Savings Bank (which operates under the name "Abington Bank"), the wholly owned subsidiary of the Corporation.

        3.03 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his or her estate.

        3.04    "Board" means the Board of Directors of the Corporation.

        3.05 "Change in Control of the Corporation" shall mean the occurrence of any of the following events:

                (i) approval by the shareholders of the Corporation of a transaction that would result and does result in the reorganization, merger or consolidation of the Corporation, with one or more other persons, other than a transaction following which:

                        (A) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Corporation; and

                        (B) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Corporation;

                (ii) the acquisition of all or substantially all of the assets of the Corporation or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of the Corporation entitled to vote generally in the election of directors by any person, other than Abington Mutual Holding Company, the parent mutual holding company of the Corporation (the "MHC"), or by any persons acting in concert, or approval by the shareholders of the Corporation of any transaction which would result in such an acquisition;

                (iii) a complete liquidation or dissolution of the Corporation or the Bank, or approval by the shareholders of the Corporation of a plan for such liquidation or dissolution;

                (iv) the occurrence of any event if, immediately following such event, members of the Board of Directors of the Corporation who belong to any of the following groups do not aggregate at least a majority of the Board of Directors of the Corporation:

                        (A) individuals who were members of the Board of Directors of the Corporation on the Effective Date of this Plan; or

                        (B) individuals who first became members of the Board of Directors of the Corporation after the Effective Date of this Plan either:

                                (1) upon election to serve as a member of the Board of Directors of the Corporation by the affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first election; or

                                (2)     upon election by the shareholders of the

        Board of Directors of the Corporation to serve as a member of the Board of Directors of the Corporation, but only if nominated for election by the affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first nomination;

        PROVIDED THAT such individual's election or nomination did not result from an actual or threatened election contest or other actual or threatened solicitation of proxies or consents other than by or on behalf of the Board of the Directors of the Corporation; or

                (v)     any event which would be described in Section 3.05(i),
        (ii), (iii) or (iv) if the term "Bank" were substituted for the term "Corporation" therein and the term "Board of Directors of the Bank" were substituted for the term "Board of Directors of the Corporation" therein.

In no event, however, shall a Change in Control of the Corporation be deemed to have occurred as a result of a second step conversion of the Corporation or any acquisition of securities or assets of the Corporation, the Bank or a subsidiary of either of them, by the Corporation, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this Section 3.04, the term "person" shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

        3.06    "Code" means the Internal Revenue Code of 1986, as amended.

        3.07    "Committee" the committee appointed by the Board pursuant to
Article IV hereof.

        3.08 "Common Stock" means shares of the common stock, $0.01 par value per share, of the Corporation.

        3.09 "Director" means a member of the Board of Directors of the Corporation or a Subsidiary Corporation or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

        3.10 "Disability" means any physical or mental impairment which (i) qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company or (ii) if no such plan applies, would qualify such individual for disability benefits under the long-term disability plan maintained by the Corporation, if such individual were covered by that plan, as determined in the sole discretion of the Committee.

        3.11 "Effective Date" means the day upon which the Board adopts this Plan.

        3.12 "Employee" means any person who is employed by the Corporation or a Subsidiary Company or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

        3.13 "Employer Group" means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

        3.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        3.15    "FDIC" means the Federal Deposit Insurance Corporation.

        3.16 "Non-Employee Director" means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director of the Board of the Corporation and/or any Subsidiary Company or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director or Advisory Director who is not an Officer or Employee of the Corporation or any Subsidiary Company.

        3.17 "Offering" means the offering of Common Stock to the public completed during 2004 in connection with the mutual holding company reorganization of the Bank and the issuance of the capital stock of the Bank to the Corporation.

        3.18 "Officer" means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

        3.19 "Performance Share Award" means a Plan Share Award granted to a Recipient pursuant to Section 7.05 of the Plan.

        3.20 "Performance Goal" means an objective for the Corporation or any Subsidiary Company or any unit thereof or any Employee of the foregoing that may be established by the Committee for a Performance Share Award to become vested, earned or exercisable. The establishment of Performance Goals are intended to make the applicable Performance Share Awards "performance-based" compensation within the meaning of Section 162(m) of the Code, and the Performance Goals shall be based on one or more of the following criteria:

                (i)     net income, as adjusted for non-recurring items;
                (ii)    cash earnings;
                (iii)   earnings per share;
                (iv)    cash earnings per share;
                (v)     return on average equity;
                (vi)    return on average assets;
                (vii)   assets;
                (viii)  stock price;
                (ix)    total shareholder return;
                (x)     capital;
                (xi)    net interest income;
                (xii)   market share;
                (xiii)  cost control or efficiency ratio; and
                (xiv)   asset growth.

        3.21 "Plan Shares" or "Shares" means shares of Common Stock which may be distributed to a Recipient pursuant to the Plan.

        3.22 "Plan Share Award" or "Award" means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII hereof, and includes Performance Share Awards.

        3.23 "Recipient" means an Employee or Non-Employee Director or former Employee or Non-Employee Director who receives a Plan Share Award or Performance Share Award under the Plan.

        3.24    "Retirement" means:

        (a) A termination of employment which constitutes a "retirement" at the "normal retirement age" or later under the Abington Bank 401(k) Plan or such other qualified pension benefit plan maintained by the Corporation or a Subsidiary Company as may be designated by the Board or the Committee, or, if no such plan is applicable, which would constitute "retirement" under the Abington Bank 401(k) Plan, if such individual were a participant in that plan; provided, however, that the provisions of this subsection (a) will not apply as long as a Recipient continues to serve as a Non-Employee Director, including service as an Advisory Director.

        (b) With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto (including service as an Advisory Director to the Corporation or any Subsidiary Company) after reaching normal retirement age as established by the Company.

        3.25 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 424(f) of the Code, at the time of the granting of the Plan Share Award in question.

        3.26 "Trustee" means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

        4.01 DUTIES OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act. In addition, each member of the Committee shall be an (i) "outside director" within the meaning of Section 162(m) of the Code and the regulations thereunder at such times as is required under such regulations and (ii) an "independent director" as such term is defined in Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market. The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than once per calendar year.

        4.02 ROLE OF THE BOARD. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

        4.03 REVOCATION FOR MISCONDUCT. Notwithstanding anything to the contrary herein, the Board or the Committee may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Unvested Plan Share Awards to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation or Bylaws or the Bank's Articles of Incorporation and Bylaws or the constituent documents of such other Subsidiary Company on whose board he or she serves shall terminate as of the effective date of such removal.

        4.04 LIMITATION ON LIABILITY. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

        4.05 COMPLIANCE WITH LAWS AND REGULATIONS. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or shareholders as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any Federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

        4.06 RESTRICTIONS ON TRANSFER. The Corporation may place a legend upon any certificate representing shares issued pursuant to a Plan Share Award noting that such shares may be restricted by applicable laws and regulations.

                                    ARTICLE V
                                  CONTRIBUTIONS

        5.01 AMOUNT AND TIMING OF CONTRIBUTIONS. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiary Companies to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees or Non-Employee Directors shall be permitted.

        5.02    INVESTMENT OF TRUST ASSETS; NUMBER OF PLAN SHARES. Subject to
Section 8.02 hereof, the Trustee shall invest all of the Trust's assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 285,660 shares of Common Stock, subject to adjustment as provided in Section 10.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from shareholders thereof) by the Trust with funds contributed by the Corporation. During the time this Plan remains in effect, Awards to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock initially available under the Plan, respectively. Plan Share Awards to Non-Employee Directors in the aggregate shall not exceed 30% of the number of shares initially available under this Plan.

                                   ARTICLE VI
                            ELIGIBILITY; ALLOCATIONS

        6.01 AWARDS. Plan Share Awards and Performance Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee. In selecting those Employees to whom Plan Share Awards and/or Performance Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation and such other factors as deemed relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards and/or Performance Share Awards to be granted to him or her.

        6.02 FORM OF ALLOCATION. As promptly as practicable after an allocation pursuant to Section 6.01 that a Plan Share Award or a Performance Share Award is to be issued, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient. The Board or the Committee shall maintain records as to all grants of Plan Share Awards or Performance Share Awards under the Plan.

        6.03 ALLOCATIONS NOT REQUIRED TO ANY SPECIFIC EMPLOYEE OR NON-EMPLOYEE DIRECTOR. No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Board or the Committee.

                                   ARTICLE VII
             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

        7.01    EARNING PLAN SHARES; FORFEITURES.

                (a) GENERAL RULES. Subject to the terms hereof, Plan Share Awards shall be earned by a Recipient at a rate no more rapid than twenty percent (20%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award, such vesting rate to be determined by the Committee. If the employment of an Employee or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) is terminated before the Plan Share Award has been completely earned for any reason (except as specifically provided in subsections (b) and (c) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.01 hereof as if no Award had been previously granted with respect to such Shares. No fractional shares shall be distributed pursuant to this Plan.

                (b) EXCEPTION FOR TERMINATIONS DUE TO DEATH, DISABILITY OR CHANGE IN CONTROL. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary Company or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) terminates due to death or Disability shall be deemed earned as of the Recipient's last day of employment with or service to the Corporation or any Subsidiary Company (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director (including for purposes hereof service as an Advisory Director) of at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter. Furthermore, notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed earned as of the effective date of a Change in Control.

        7.02 DISTRIBUTION OF DIVIDENDS. Any cash dividends, stock dividends or returns of capital declared in respect of each unvested Plan Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award is then held by the Trust, and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Award becomes earned.

        7.03    DISTRIBUTION OF PLAN SHARES.

                (a) TIMING OF DISTRIBUTIONS: GENERAL RULE. Subject to the provisions of Section 7.05 hereof, Plan Shares shall be distributed to the Recipient or his or her Beneficiary, as the case may be, as soon as practicable after they have been earned.

                (b) FORM OF DISTRIBUTIONS. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash.

                (c) WITHHOLDING. The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary Company which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

                (d) RESTRICTIONS ON SELLING OF PLAN SHARES. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Upon distribution, the Board or the Committee may require the Recipient or his or her Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

        7.04 VOTING OF PLAN SHARES. All shares of Common Stock held by the Trust shall be voted by the Trustee in its discretion. Recipients of Plan Share Awards shall have no voting rights until the Common Stock is earned and distributed pursuant to the terms of the Plan Share Award.

        7.05    PERFORMANCE AWARDS.

                (a) DESIGNATION OF PERFORMANCE SHARE AWARDS. The Committee may determine to make any Plan Share Award a Performance Share Award by making such Plan Share Award contingent upon the achievement of a Performance Goal or any combination of Performance Goals. Each Performance Share Award shall be evidenced by a written agreement ("Performance Award Agreement"), which shall set forth the Performance Goals applicable to the Performance Share Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Share Award. Each Performance Share Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code or any successor thereto.

                (b) TIMING OF GRANTS. Any Performance Share Award shall be made not later than 90 days after the start of the period for which the Performance Share Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any Performance Goals will be made by the Committee. The Committee may not increase during a year the amount of a Performance Share Award that would otherwise be payable upon achievement of the Performance Goals but may reduce or eliminate the payments as provided for in the Award Agreement.

                (c) RESTRICTIONS ON GRANTS. Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

                (d) RIGHTS OF RECIPIENTS. A Participant who receives a Performance Share Award payable in Common Stock shall have no rights as a shareholder until the Common Stock is issued pursuant to the terms of the Performance Award Agreement.

                (e) DISTRIBUTION. No Performance Share Award or portion thereof that is subject to the attainment or satisfaction of a condition of a Performance Goal shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the distribution, earning or vesting of such Award is subject have been achieved.

        7.06 NONTRANSFERABLE. Plan Share Awards and Performance Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to
Section 6.02 and/or 7.05(a), as the case may be. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

                                  ARTICLE VIII
                                      TRUST

        8.01 TRUST. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

        8.02 MANAGEMENT OF TRUST. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is appropriate to meet the obligations of the Trust. In performing their duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

                (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

                (b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

                (c) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

                (d) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

                (e) To employ brokers, agents, custodians, consultants and accountants.

                (f) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

                (g) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

        Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

        8.03 RECORDS AND ACCOUNTS. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

        8.04 EXPENSES. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

        8.05 INDEMNIFICATION. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.


                                   ARTICLE IX
                                  MISCELLANEOUS

        9.01 ADJUSTMENTS FOR CAPITAL CHANGES. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards and the number of Shares to which any unvested Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, the payment of a stock dividend or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation or of another corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Recipient of a Plan Share Award shall be entitled, subject to the conditions herein stated, to receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Recipients would have been entitled to receive except for such action.

        9.02 AMENDMENT AND TERMINATION OF PLAN. The Board may, by resolution, at any time amend or terminate the Plan, subject to any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair his or her Plan Share Award except as specifically authorized herein. Upon termination of the Plan, the Recipient's Plan Share Awards shall be distributed to the Recipient regardless of whether or not such Plan Share Award had otherwise been earned under the service requirements set forth in Article VII. Notwithstanding any other provision of the Plan, this Plan may not be terminated until such time as all Plan Shares held by the Trust have been awarded to Plan Recipients and shall be deemed to be earned prior to the time of termination.

        9.03 EMPLOYMENT OR SERVICE RIGHTS. Neither the Plan nor any grant of a Plan Share Award, Performance Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

        9.04 VOTING AND DIVIDEND RIGHTS. No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Award or Performance Share Award, except as expressly provided in Sections 7.02, 7.04 and 7.05 above, prior to the time said Plan Shares are actually earned and distributed to him.

        9.05 GOVERNING LAW. To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the Commonwealth of Pennsylvania.

        9.06 EFFECTIVE DATE. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder no earlier than the date this Plan is approved by the shareholders of the Corporation and prior to the termination of the Plan. The implementation of this Plan is subject to the approval of the Plan by a majority of the total votes eligible to be cast by the Corporation's shareholders and a majority of the total votes eligible to be cast by the Corporation's shareholders other than the MHC.

        9.07 TERM OF PLAN. This Plan shall remain in effect until the earlier of (i) ten (10) years from the Effective Date, (ii) termination by the Board, or
(iii) the distribution to Recipients and Beneficiaries of all the assets of the Trust.

        9.08 TAX STATUS OF TRUST. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of
Section 671 et seq. of the Code, as the same may be amended from time to time.

        IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the initial Trustees of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 6th day of April, 2005.


ABINGTON COMMUNITY BANCORP, INC.                TRUSTEES:





By:   /s/ Robert W. White                       /s/ A. Stuard Graham, Jr.
      ---------------------------------------   --------------------------
      Robert W. White...                        A. Stuard Graham, Jr.
      President and Chief Executive Officer

                                                /s/ Jane Margraff Kieser
                                                --------------------------
                                                Jane Margraff Kieser


                                                /s/ Robert J. Pannepacker, Sr.
                                                ------------------------------
                                                Robert J. Pannepacker, Sr.

[X]  PLEASE MARK VOTES      ABINGTON COMMUNITY BANCORP, INC.     REVOCABLE PROXY
     AS IN THIS EXAMPLE      ANNUAL MEETING OF SHAREHOLDERS

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ABINGTON COMMUNITY BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 23, 2005 AND AT ANY ADJOURNMENT THEREOF.

        The undersigned hereby appoints the Board of Directors of Abington Community Bancorp, Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Abington Community Bancorp, Inc. held of record by the undersigned on April 26, 2005 at the Annual Meeting of Shareholders to be held at the Huntingdon Valley Country Club, located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania on Thursday, June 23, 2005, at 10:30 a.m., Eastern Daylight Time, or at any adjournment thereof.

1.      ELECTION OF DIRECTORS FOR A THREE-YEAR TERM:

        [ ] FOR ALL    [ ]   WITHHOLD ALL    [ ] FOR ALL EXCEPT

NOMINEES FOR THREE-YEAR TERM EXPIRING IN 2008: Jane Margraff Kieser and Robert
W. White

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


---------------------------------

2.      PROPOSAL to adopt the 2005 Stock Option Plan.

        [ ] FOR ALL    [ ]   AGAINST         [ ] ABSTAIN

3.      PROPOSAL to adopt the 2005 Recognition and Retention Plan and Trust
        Agreement.

        [ ] FOR ALL    [ ]   AGAINST         [ ] ABSTAIN

4. PROPOSAL TO RATIFY THE APPOINTMENT by the Audit Committee of Deloitte & Touche LLP as Abington Community Bancorp's independent registered public accounting firm for the fiscal year ending December 31, 2005.

        [ ] FOR ALL    [ ]   AGAINST         [ ] ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE NOMINEES LISTED ABOVE, "FOR" THE STOCK OPTION PLAN, "FOR" THE RECOGNITION PLAN AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

        THE SHARES OF ABINGTON COMMUNITY BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE STOCK OPTION PLAN, FOR THE RECOGNITION PLAN, FOR RATIFICATION OF THE APPOINTMENT OF ABINGTON COMMUNITY BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

        THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF ABINGTON COMMUNITY BANCORP, INC. CALLED FOR JUNE 23, 2005, THE ACCOMPANYING PROXY STATEMENT AND THE ANNUAL REPORT PRIOR TO THE SIGNING OF THIS PROXY.

        PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE. WHEN SHARES ARE HELD JOINTLY, ONLY ONE HOLDER NEED SIGN.


                                                -----------------------
          Please be sure to sign and date
             this Proxy in the box below.         Date
-----------------------------------------------------------------------



        Stockholder sign above         Co-holder (if any) sign above
-------                        -------                               --


--------------------------------------------------------------------------------

  ^ DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. ^


                        ABINGTON COMMUNITY BANCORP, INC.
--------------------------------------------------------------------------------
                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

---------------------------------------------------

---------------------------------------------------

---------------------------------------------------

[x]   PLEASE MARK VOTES        401(k) PLAN VOTING INSTRUCTION BALLOT
     AS IN THIS EXAMPLE           ABINGTON COMMUNITY BANCORP, INC.

        The undersigned hereby instructs the Trustees of the 401(k) Plan of Abington Bank to vote, as designated below, all the shares of common stock of Abington Community Bancorp, Inc. allocated to my 401(k) Plan account as of April 26, 2005 at the Annual Meeting of Shareholders to be held at the Huntingdon Valley Country Club located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania, on Thursday, June 23, 2005, at 10:30 a.m., Eastern Time, or at any adjournment thereof.

1.      ELECTION OF DIRECTORS FOR THREE-YEAR TERM

        [ ] FOR ALL    [ ]   WITHHOLD ALL    [ ] FOR ALL EXCEPT

NOMINEES FOR THREE-YEAR TERM EXPIRING IN 2008: Jane Margraff Kieser and Robert
W. White

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

-------------------------------------

2.      PROPOSAL to adopt the 2005 Stock Option Plan.

        [ ] FOR ALL    [ ]   AGAINST         [ ] ABSTAIN

3.      PROPOSAL to adopt the 2005 Recognition and Retention Plan and Trust
Agreement.

        [ ] FOR ALL    [ ]   AGAINST         [ ] ABSTAIN

4. PROPOSAL TO RATIFY THE APPOINTMENT by the Audit Committee of Deloitte & Touche LLP as Abington Community Bancorp's independent registered public accounting firm for the fiscal year ending December 31, 2005.

        [ ] FOR ALL    [ ]   AGAINST         [ ] ABSTAIN

5. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE NOMINEES LISTED ABOVE, "FOR" THE STOCK OPTION PLAN, "FOR" THE RECOGNITION PLAN AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

        THE SHARES OF ABINGTON COMMUNITY BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE STOCK OPTION PLAN, FOR THE RECOGNITION PLAN, FOR RATIFICATION OF THE APPOINTMENT OF ABINGTON COMMUNITY BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

        THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF ABINGTON COMMUNITY BANCORP, INC. CALLED FOR JUNE 23, 2005, THE ACCOMPANYING PROXY STATEMENT AND THE ANNUAL REPORT PRIOR TO THE SIGNING OF THIS CARD.

        PLEASE SIGN THIS CARD EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE. WHEN SHARES ARE HELD JOINTLY, ONLY ONE HOLDER NEED SIGN.

                                                -----------------------
          Please be sure to sign and date
                in the box below.                  Date
-----------------------------------------------------------------------



        Stockholder sign above         Co-holder (if any) sign above
-------                        -------                               --


--------------------------------------------------------------------------------

  ^ DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. ^


                        ABINGTON COMMUNITY BANCORP, INC.
--------------------------------------------------------------------------------
                    PLEASE MARK, SIGN, DATE AND RETURN 401(k)
                      VOTING INSTRUCTION BALLOT PROMPTLY.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

---------------------------------------------------

---------------------------------------------------

---------------------------------------------------

                    [LOGO] Abington Community Bancorp, Inc.


                                                                    May 12, 2005


To:     Participants in Abington Bank's 401(k) Plan

Re:     Instructions for voting shares of Abington Community Bancorp, Inc.

        As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Abington Community Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Abington Community Bancorp allocated to your account in the Abington Bank 401(k) Plan will be voted.

        Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Shareholders and Voting Instruction Ballot. After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k) Plan by marking, dating, signing and returning the enclosed Voting Instruction Ballot in the envelope provided. Registrar and Transfer Company will tabulate the votes for the purpose of having those shares voted by the Trustees.

        We urge each of you to vote, as a means of participating in the governance of the affairs of Abington Community Bancorp. If your voting instructions are not received, the shares allocated to your 401(k) Plan account will generally NOT be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

        Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the 401(k) Plan. If you also own shares of Abington Community Bancorp common stock outside of the 401(k) Plan, you should receive other voting material for those shares owned by you individually. Please return all your voting material so that all your shares may be voted.

                                          Sincerely,

                                          /s/ Robert W. White

                                          Robert W. White
                                          CHAIRMAN, PRESIDENT AND CHIEF
                                          EXECUTIVE OFFICER